UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 North Loop 1604W, Suite 111 San Antonio, Texas, 78249
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Clear Channel Outdoor Holdings, Inc. (the “Company”) held on May 12, 2026 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by an investor consortium comprised of affiliates and/or certain investment funds advised by Mubadala Capital, in partnership with TWG Global. As of the close of business on April 6, 2026, the record date for the Special Meeting, there were 506,416,345 shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), outstanding and entitled to vote at the Special Meeting, each of which was entitled to one vote per share with respect to each proposal voted on at the Special Meeting. A total of 411,434,631 shares of Company Common Stock were present or represented by proxy at the Special Meeting, representing approximately 81.24% of the outstanding shares of Company Common Stock entitled to vote, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the Company’s stockholders voted on the proposals listed below, which are described in detail in the definitive proxy statement on Schedule 14A related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 13, 2026. There were no recorded broker non-votes. The final results for the votes cast regarding each proposal are set forth below.

Proposal 1 - The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of February 9, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Madison Parent Inc., a Delaware corporation (“Parent”), and Madison Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”) (the “Merger Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

FOR	AGAINST	ABSTAIN
410,785,278	509,639	139,714

Proposal 2 - The Advisory Compensation Proposal

To approve, on an advisory, non-binding basis, the specified compensation that will or may be paid or may become payable to the Company’s named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

FOR	AGAINST	ABSTAIN
376,601,662	34,663,692	169,277

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies for the Merger Proposal if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal, was not voted upon at the Special Meeting as a quorum was present and there were sufficient votes cast to approve the Merger Proposal.

No other business properly came before the Special Meeting.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including statements regarding the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “expect,” “anticipate,” “estimate,” “believe,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar words and expressions are intended to identify such forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. These risks and uncertainties include, but are not limited to: uncertainties associated with the proposed Merger, including the failure to consummate the Merger in a timely manner or at all, could adversely affect the Company’s business, results of operations, financial condition, and the trading price of the Company’s common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay a termination fee pursuant to the Merger Agreement; failure to satisfy the conditions precedent to consummate the Merger, including obtaining required regulatory approvals; the risk that restrictions on the operation of the Company’s business during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions the Company might otherwise have taken; potential litigation relating to, or other unexpected costs resulting from, the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied or that the Merger will close within any anticipated time period. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K are described in the section entitled “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, initially filed with the SEC on February 26, 2026, as amended by Amendment No. 1 to such Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026 (the “Annual Report”), as well as other risks and forward-looking statements in other reports and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K or the date of any document referred to in this Current Report on Form 8-K. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 12, 2026
	By:	/s/ David Sailer
	Name:	David Sailer
	Title:	Chief Financial Officer

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